December 9, 2020

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

Supplement to Current Prospectus

The following information supplements the information contained in the sections of the fund's prospectus entitled "Fund Summary – BNY Mellon Asset Allocation Fund – Principal Investment Strategy" and "Fund Details – BNY Mellon Asset Allocation Fund":

The Trust's board has approved the addition of an unaffiliated underlying fund as an investment option within the Investment Grade Bonds asset class of BNY Mellon Asset Allocation Fund.

The following information supplements the information contained in "Fund Details – BNY Mellon Asset Allocation Fund – Description of the Asset Classes – Investment Grade Bonds" in the prospectus:

The fund may invest in an unaffiliated underlying fund that employs a strategy of investing in inflation-protected securities.

The unaffiliated underlying fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Bloomberg Barclays U.S. Government Inflation-Linked Bond Index (the Index), which tracks the inflation-protected sector of the United States Treasury market.  Under normal market conditions, the unaffiliated underlying fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index and in securities that the unaffiliated underlying fund's adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, in seeking to track the Index, the unaffiliated underlying fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds.

The Index is designed to measure the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as TIPS.  TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.  The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $500 million.  Bonds must be capital-indexed and linked to an eligible inflation index.  The securities must be denominated in U.S. dollars and pay coupon and principal in U.S. dollars.  The notional coupon of a bond must be fixed or zero.  Bonds must settle on or before the Index rebalancing date. The securities in the Index are updated on the last business day of each month.

Effective December 21, 2020, the fund no longer will invest in BNY Mellon Inflation Adjusted Securities Fund.